Exhibit 99.1

VONTIER ACCELERATES PORTFOLIO TRANSFORMATION WITH ENERGY TRANSITION INVESTMENT COMMITMENT AND ACQUISITON OF DRIIVZ

•	Vontier announces multi-year organic and inorganic investment to lead in the global low-carbon energy transition

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Accelerates portfolio diversification towards long-term secular growth drivers including electrification and gaseous fuels infrastructure build-out and related demand for network management and energy storage solutions

•	Acquisition of Driivz positions Vontier in the highest value, pure software segment of the Electric Vehicle Charging Infrastructure (EVCI) market

RALEIGH, NC, Feb 8, 2022– Vontier Corporation (“Vontier”) (NYSE: VNT) announced today its multi-year investment commitment to lead in the global low-carbon energy transition. Inclusive to the strategic pledge, Vontier also announced its first energy transition capital deployment with the acquisition of Driivz, a leading provider of EV charging and energy management software. No further transaction details were announced.

Mark Morelli, President and Chief Executive Officer of Vontier, stated, “As has been widely reported, the energy landscape will change more in the next 10 years than in the previous hundred and today’s announcement underscores our Net Zero goals and advances our plan to deliver solutions to help address the global emissions challenges. We are committed to tackling the energy transition in transformative ways with our commitment to invest more than $500 million over the next 5 years to lead in the energy transition.

The acquisition of Driivz accelerates our portfolio diversification and e-mobility strategies toward long-term secular growth drivers and positions us well to capitalize on the global EVCI market opportunities. Driivz provides us with market leading technologies within the highest growth, most profitable network management software market segment. We are excited to offer our customers with best-in-class software that is hardware agnostic and the ability to continue to own the consumer experience.”

Driivz is an intelligent cloud-based subscription software platform supporting EVCI providers with operations management, energy optimization, billing and roaming capabilities, as well as driver self-service apps. The Tel Aviv, Israel-based company currently provides solutions to a broad range of customers participating in the global buildout of EVCI, including utilities, charge point operators, fleets, OEMs, EMSPs (e-mobility service providers), and oil & gas companies. Driivz’s highly scalable software supports over 500 different charger types providing its customers with access to over 100,000 charging points worldwide. Driivz’s advanced features and architecture will enable current and new customers to rapidly scale their charging networks to meet growing global demand.

Vontier’s relationship with Driivz began in early 2020 with a minority investment. “We are delighted to become part of the Vontier family of companies,” said Doron Frenkel, CEO of Driivz. “This acquisition will advance our vision and mission to transform the EV charging energy challenge into a solution to a bigger problem—creating a greener world for future generations. Together we can drive broader and deeper impact at a global scale and decarbonize our customers’ energy footprint.”

ABOUT VONTIER

Vontier is a global industrial technology company focused on transportation and mobility solutions. The company’s portfolio of trusted brands includes market-leading expertise in mobility technologies, retail and commercial fueling, fleet management, telematics, vehicle diagnostics and repair, and smart cities end-markets. Vontier’s innovative products, services, and software advance efficiency, safety, security, and environmental compliance worldwide.

Guided by the proven Vontier Business System and an unwavering commitment to continuous improvement and customer success, Vontier keeps traffic flowing through more than 90,000 intersections, serves more than 260,000 customer fueling sites, monitors more than 480,000 commercial vehicles, and equips over 600,000 auto technicians worldwide. Vontier’s history of innovation, margin profile, and cash flow characteristics are expected to support continued investment across a spectrum of compelling organic and capital deployment growth opportunities. Vontier is mobilizing the future to create a better world.

ABOUT DRIIVZ

Driivz is the leading global software supplier to EV operators and service providers, accelerating the plug-in EV industry’s dynamic and continuous transformation. The company’s intelligent, cloud-based platform spans EV charging operations, energy management, advanced billing capabilities and driver self-service tools. Based in Tel Aviv, Israel, Driivz’s team of EV experts serve customers in more than 20 countries, including global industry players such as Volvo Group, EVgo, Gilbarco Veeder-Root, ElaadNL, ESB, Mer and eMobility Power. Driivz’s platform manages tens of thousands of EV chargers in North America, Europe, and APAC, used by almost 1 million EV drivers. For more information, please visit http://www.driivz.com.

FORWARD-LOOKING STATEMENTS

Statements in this release that are not strictly historical, including statements regarding future product solutions, the anticipated prospects of Vontier, Driivz or the industry, future growth opportunities and any other statements regarding events or developments that Vontier expects or anticipates will or may occur in the future, are “forward-looking” statements within the meaning of the federal securities laws. These statements include, but are not limited to statements regarding our business and acquisition opportunities and anticipated earnings, and any other statements identified by their use of words like “anticipate,” “expect,” “believe,” “outlook,” “guidance,” or “will” or other words of similar meaning. There are a number of important risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements.

These risks and uncertainties include, among other things, the duration and impact of the COVID-19 pandemic, deterioration of or instability in the economy, the markets we serve, international trade policies and the financial markets, contractions or lower growth rates and cyclicality of markets we serve, competition, changes in industry standards and governmental regulations that may adversely impact demand for our products or our costs, our ability to successfully identify, consummate, integrate and realize the anticipated value of appropriate acquisitions and successfully complete divestitures and other dispositions, our ability to develop and successfully market new products, software, and services and expand into new markets, the potential for improper conduct by our employees, agents or business partners, impact of divestitures, contingent liabilities relating to acquisitions and divestitures, impact of changes to tax laws, our compliance with applicable laws and regulations and changes in applicable laws and regulations, risks relating to international economic, political, legal, compliance and business factors, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, the impact of our debt obligations on our operations, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, our ability to adequately protect our intellectual property rights, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, security breaches or other disruptions of our information technology systems, adverse effects of restructuring activities, impact of changes to U.S. GAAP, labor matters, and disruptions relating to man-made and natural disasters. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2020. These forward-looking statements represent Vontier’s beliefs and assumptions only as of the date of this release and Vontier does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

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Lisa Curran

Vice President, Investor Relations

Vontier Corporation

5438 Wade Park Boulevard, Suite 600

Raleigh, NC, 27607

Telephone: (984) 275-6000